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SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED BY PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
GREAT LAKES REIT
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Great Lakes REIT
823 Commerce Drive
Suite 300
Oak Brook, Illinois 60523

April 18, 2001

Dear Fellow Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Great Lakes REIT, a Maryland real estate investment trust (the "Company"), which will be held at the University building on the McDonald's Corporation Office Campus, 2815 Jorie Boulevard, Oak Brook, Illinois, on Thursday, May 31, 2001, at 10:00 a.m., local time.

    The following matters are to be considered and voted upon at the Annual Meeting:

      1.  Election of seven trustees to a one-year term;

      2.  Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2001;

      3.  A proposal to approve the Amended and Restated Great Lakes REIT Equity and Performance Incentive Plan and an increase of 1,000,000 in the share reservation thereunder;

      4.  If properly presented, to consider a shareholder proposal, which proposal is not approved by the Board of Trustees; and

      5.  Such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement contain information about the Annual Meeting and the matters to be considered.

    It is important that your shares be represented at the Annual Meeting. Therefore, whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

    We encourage you to attend the Annual Meeting in person, but whether you expect to attend the Annual Meeting or not, we urge you to return your proxy card promptly.

                      Sincerely yours,

                      Richard A. May
                       Chairman of the Board and
                      Chief Executive Officer

Your vote is important. Please complete, sign and date and return the enclosed proxy card as soon as possible. Otherwise, your vote cannot be counted.

Great Lakes REIT
823 Commerce Drive
Suite 300
Oak Brook, Illinois 60523

Notice of Annual Meeting of Shareholders
To Be Held May 31, 2001

To the Shareholders of Great Lakes REIT:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Great Lakes REIT, a Maryland real estate investment trust (the "Company"), will be held at the University building on the McDonald's Corporation Office Campus, 2815 Jorie Boulevard, Oak Brook, Illinois, on Thursday, May 31, 2001, at 10:00 a.m., local time, for the following purposes:

  1.
  To elect seven trustees to a one-year term;

  2.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001;

  3.
  To approve the Amended and Restated Great Lakes REIT Equity and Performance Incentive Plan (the "Amended Plan") and an increase of 1,000,000 in the share reservation thereunder;

  4.
  If properly presented, to consider a shareholder proposal (the "Shareholder Proposal"), which proposal is not approved by the Board of Trustees; and

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only holders of record of the Company's common shares of beneficial interest at the close of business on March 30, 2001, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and at any recess, adjournment or postponement thereof.

    All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope as promptly as possible. If a proxy is properly executed but no voting instructions are indicated thereon, that proxy will be voted "FOR" each of the nominees for trustee; "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2001; "FOR" the proposal to approve the Amended Plan and an increase of 1,000,000 in the share reservation thereunder; "AGAINST" the Shareholder Proposal, if presented; and in the discretion of the proxy holder on any other matter that may come before the Annual Meeting or any adjournment or postponement thereof. If you attend the Annual Meeting, you may withdraw the proxy and vote in person.

                      By Order of the Board of Trustees,

                      Richard L. Rasley
                       Secretary

Oak Brook, Illinois
April 18, 2001

Great Lakes REIT

Proxy Statement
2001 Annual Meeting of Shareholders

    This Proxy Statement is being furnished to the holders of the common shares of beneficial interest, $.01 par value per share (the "Common Shares"), of Great Lakes REIT, a Maryland real estate investment trust (the "Company"), in connection with the solicitation of proxies by the Board of Trustees of the Company (the "Board of Trustees" or the "Board") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the University building on the McDonald's Corporation Office Campus, 2815 Jorie Boulevard, Oak Brook, Illinois, on May 31, 2001, at 10:00 a.m., local time, and at any recess, adjournment or postponement thereof.

    At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

       1. Election of seven trustees to a one-year term;

       2. Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2001;

       3. A proposal to approve the Amended and Restated Great Lakes REIT Equity and Performance Incentive Plan (the "Amended Plan") and an increase of 1,000,000 in the share reservation thereunder;

       4. If properly presented, to consider a shareholder proposal (the "Shareholder Proposal"), which proposal is not approved by the Board of Trustees; and

       5. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The Board of Trustees has fixed the close of business on March 30, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, 16,731,965 Common Shares were outstanding. Each Common Share is entitled to one vote on each matter to be presented at the Annual Meeting. See "Voting and Proxies."

    This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of the Company on or about April 18, 2001.

Voting of Proxies

    The proxy accompanying this Proxy Statement is being solicited on behalf of the Board of Trustees for use at the Annual Meeting. Shareholders are requested to complete, sign and date the enclosed proxy card and promptly return it in the accompanying envelope or otherwise mail it to the Company. If no instructions are indicated, properly executed proxies will be voted "FOR" each of the nominees for trustee; "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2001; "FOR" the proposal to approve the Amended Plan and an increase of 1,000,000 in the share reservation thereunder; "AGAINST" the Shareholder Proposal, if presented; and in the discretion of the proxy holder on any other matter that may come before the Annual Meeting or any adjournment or postponement thereof.

Vote Required

    Proposal No. 1: Under Maryland law and the Company's Declaration of Trust, the seven nominees who receive the most votes cast at the meeting will be elected as trustees.

    Proposal No. 2: To be approved, the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors must receive the favorable vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.

    Proposal No. 3: To be approved, the proposal to approve the Amended Plan must receive the favorable vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.

    Proposal No. 4: To be approved, the Shareholder Proposal must receive the favorable vote of a majority of the votes cast with respect to the proposal at the Annual Meeting.

Quorum; Abstentions and Broker Non-Votes

    The holders of a majority of the Common Shares issued and outstanding and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

    Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting, who will determine whether or not a quorum is present. Votes may be cast for each of the proposals described above. Alternatively, shareholders may choose to withhold authority to vote as to any of these matters.

    Broker/dealers who hold their customers' shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of trustees. However, pursuant to the rules of the New York Stock Exchange, Inc. (the "NYSE"), brokers who hold Common Shares as nominees will not have discretionary authority to vote such shares on either (1) Proposal No. 3, approval of the Amended Plan, or (2) Proposal No. 4, the Shareholder Proposal, in the absence of instructions from the beneficial owners thereof. Such "broker non-votes" (shares held by a broker or nominee that are represented at the Annual Meeting, but respect to which such broker or nominee is not empowered to vote on a particular proposal pursuant to the rules of the NYSE), if applicable, and abstentions will have: (i) the effect of withholding votes from the nominees for election as trustee; (ii) no effect on the vote on the proposal regarding ratification of the appointment of Ernst & Young LLP as the Company's independent auditors; (iii) no effect on the vote on the proposal regarding the approval of the Amended Plan (provided that the number of votes cast represents more than 50% of the outstanding Common Shares); and (iv) no effect on the vote on the Shareholder Proposal.

    Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke it at any time prior to its exercise by giving notice of such revocation to the Company in writing to the Secretary of the Company, by signing and timely returning a later dated proxy, or by attending and voting in person at the Annual Meeting.

    Unless so revoked, the Common Shares represented by each such proxy will be voted at the meeting and any adjournment or postponement thereof. Presence at the meeting of a shareholder who has signed a proxy but does not duly revoke it or vote in person does not revoke that proxy.

Cost of Proxy Solicitation

    The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by trustees, officers or employees of the Company in person or by telephone, facsimile or other electronic means.

    In accordance with the regulations of the Securities and Exchange Commission and the NYSE, the Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses in sending proxies and proxy materials to beneficial owners of Common Shares.

PROPOSAL 1: ELECTION OF TRUSTEES

    The Board of Trustees presently consists of seven members. All trustees hold office for a term of one year and until their successors have been elected and qualified.

    At the Annual Meeting, shareholders will elect seven trustees. Unless authority to do so is specifically withheld, the persons named in the accompanying proxy will vote for the election of each of the nominees named below. Under Maryland law and the Company's Bylaws, the seven candidates receiving the highest number of votes will be elected as trustees. Except for Mr. Matthew S. Dominski, who has been nominated by the Board, based on the recommendation of the Nominating Committee of the Board (the "Nominating Committee"), to stand for election as a trustee at the Annual Meeting, all of the trustees were elected to the Board at the last Annual Meeting and currently serve as trustees of the Company. Mr. Edward Lowenthal, who has served as a member of the Board since 1996, will not stand for re-election at the Annual Meeting.

    The name, age, and current principal position(s), if any, with the Company of each nominee for trustee is as follows:

Name	Trustee Since	Age	Present Principal Position and Offices with the Company
Richard A. May	1992	56	Chairman of the Board and Chief Executive Officer
James J. Brinkerhoff	1996	50	Trustee
Matthew S. Dominski	—	47	Trustee Nominee
Patrick R. Hunt	1998	47	President, Chief Operating Officer and Trustee
Daniel E. Josephs	1993	69	Trustee
Daniel P. Kearney	1998	61	Trustee
Donald E. Phillips	1992	68	Trustee

    Richard A. May.  Mr. May co-founded the Company in 1992 and has served as principal executive officer and as Chairman of the Board of the Company since its inception. Mr. May currently is the Chairman of the Board and Chief Executive Officer of the Company. In 1986, Mr. May co-founded Equity Partners, Ltd. (the "Advisor") and, from 1986 until April 1996, Mr. May was an officer and shareholder of the Advisor. In April 1996, the Advisor merged with the Company. Mr. May is a licensed real estate broker in the States of Illinois and Indiana and holds several inactive National Association of Securities Dealers, Inc. licenses. He is also a member of the National Association of Real Estate Investment Trusts ("NAREIT"). Mr. May received his Bachelor's Degree in mechanical engineering from the University of Illinois and received his MBA degree from The University of Chicago.

    James J. Brinkerhoff.  Mr. Brinkerhoff has served as a member of the Board of Trustees since August 1996. Mr. Brinkerhoff is Executive Vice President of Fortis Advisers, Inc. ("Fortis Advisers"), the New York-based investment management affiliate of Fortis, Inc. Prior to joining Fortis Advisers in 1994, he was Senior Vice President and Portfolio Manager with Aldrich, Eastman & Waltch, Inc. ("AEW"), a Boston-based pension fund advisor. While at AEW, Mr. Brinkerhoff was responsible for managing the United States Real Estate Portfolio of the Church Commissioners for England. From 1983 to 1993, he was an officer and partner of Chesterton International, a London-based real estate adviser, where he was responsible for the creation and management of the Church Commissioners' United States Real Estate Portfolio. Mr. Brinkerhoff received his MBA degree from the Wharton School, University of Pennsylvania, and received his Bachelor's Degree from Boston University. He is a full member of the Urban Land Institute.

    Matthew S. Dominski.  Mr. Dominski has been nominated by the Board, based on the recommendation of the Nominating Committee, to stand for election as a trustee of the Company at the Annual Meeting. Mr. Dominski currently is President of Rodamco North America, and its wholly owned subsidiary, Urban Retail Properties, Co., an owner and operator of retail properties throughout the United States. From 1993 through November 2000, Mr. Dominski was President and then Chief Executive Officer of Urban Shopping Centers, Inc. In November 2000, Urban Shopping Centers, Inc. was acquired by Rodamco North America. He currently serves as a trustee of the International Council of Shopping Centers, the largest trade group of the shopping center industry. Mr. Dominski received his Bachelor's Degree from Trinity College in Hartford, Connecticut, and received his MBA degree from The University of Chicago.

    Patrick R. Hunt.  Mr. Hunt, President, Chief Operating Officer and a member of the Board of Trustees, joined the Company in August 1997 and has general supervisory responsibility for the Company's operating activities. From 1983 until August 1997, Mr. Hunt was employed by Jones Lang LaSalle (formerly LaSalle Partners), a Chicago-based provider of international real estate services. At Jones Lang LaSalle, Mr. Hunt most recently served as a managing director of portfolio management and client servicing of Jones Lang LaSalle's commingled fund investments. Prior to that, he served as Administrative Head of Jones Lang LaSalle's Los Angeles corporate office. From 1975 to 1983, Mr. Hunt was employed by Harris Trust and Savings Bank in Chicago, where he served as a Vice President in the Corporate Banking Department. Mr. Hunt is a member of the Pension Real Estate Association and NAREIT. He received his Bachelor's Degree from Northwestern University and his MBA degree from The University of Chicago.

    Daniel E. Josephs.  Mr. Josephs has served as a member of the Board of Trustees since March 1993. Mr. Josephs currently is an independent business consultant. From 1985 through 1995, Mr. Josephs served as the President and Chief Operating Officer and a Director of Dominick's Finer Foods of Northlake, Illinois, a major Chicago-area retail grocery company. Mr. Josephs received his Bachelor's Degree from Northwestern University and received his MBA degree from The University of Chicago.

    Daniel P. Kearney.  Mr. Kearney has served as a member of the Board of Trustees since April 1998. Mr. Kearney currently is an independent financial consultant. From 1990 through February 1998, Mr. Kearney was employed by Aetna Inc. He most recently served as Executive Vice President and Chief Investment Officer of Aetna Inc. and as President of Aetna Retirement Services. From 1989 to 1990, Mr. Kearney was President and Chief Executive Officer of the Resolution Trust Corporation Oversight Board. From 1988 to 1989, Mr. Kearney was a Principal of AEW. Prior to joining AEW, Mr. Kearney was a Managing Director of Salomon Brothers Inc. Mr. Kearney currently serves as a member of the Board of Directors of: MBIA, Inc., a municipal bond financial guarantee company that is listed on the NYSE; MGIC Investment Corporation, a holding company listed on the NYSE, that, through a wholly owned subsidiary, provides private mortgage insurance; and Fiserv, Inc. a company that is a provider of data processing and information management services and quoted on the Nasdaq National Market. Mr. Kearney received his Bachelor's Degree and Master's Degree from Michigan State University and received his JD degree from The University of Chicago.

    Donald E. Phillips.  Mr. Phillips has served as a member of the Board of Trustees since September 1992. Mr. Phillips currently is retired. From 1960 until 1980, Mr. Phillips served as a corporate executive in a variety of capacities for International Minerals & Chemicals Corporation of Northbrook, Illinois, and, from 1976 to 1980, he was Group President & CEO of IMC Industry Group, Inc. ("IMC"), a chemical and minerals firm. From 1980 until 1988, he served as Group President and CEO of Pitman Moore, Inc., then a wholly owned subsidiary of IMC. Mr. Phillips currently serves as a member of the Board of Directors of Synbiotics Corporation of Rancho Bernardo, California, a manufacturer and distributor of veterinary devices and products. Mr. Phillips also serves as Chairman of the Board of Directors of Potash Corporation of Saskatchewan, Canada, a miner and distributor of materials for industrial and agricultural application. Mr. Phillips received his Bachelor's Degree from Mississippi

College and received his MBA degree from the University of Mississippi. He is also a graduate of the Executive Program in Business Administration in the Graduate School of Business, Columbia University and he is a recipient of an Honorary Doctor of Laws degree from Mississippi College.

Vote Required

    Under Maryland law and the Company's Declaration of Trust, the seven nominees who receive the most votes cast at the meeting will be elected as trustees.

  The Board recommends a vote "FOR" each of the nominees for Trustee.

Committees of the Board of Trustees

    There currently are four committees of the Board of Trustees.

    Audit Committee.  The Audit Committee of the Board (the "Audit Committee") was established by the Board in 1994 and is responsible for making recommendations concerning the engagement of independent auditors; reviewing the independence of the Company's independent auditors; reviewing with the independent auditors the plans and results of the audit engagement; considering the range of audit and non-audit professional fees and reviewing those fees with the independent accountants and management; reviewing the adequacy of the Company's internal accounting controls; and assessing the adequacy of the Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. As described in the Audit Committee Charter, the Audit Committee is required to be comprised of three or more members of the Board of Trustees who are not also employees of the Company (each, an "Independent Trustee"). The current members of the Audit Committee are Messrs. Phillips (Chairman), Brinkerhoff and Josephs.

    Compensation Committee.  The Compensation Committee of the Board (the "Compensation Committee") was established by the Board in 1996 and is responsible for establishing remuneration levels for executive officers of the Company and administering the Company's 1997 Equity and Performance Incentive Plan (the "Incentive Plan") and any other incentive programs. The Compensation Committee is required to be comprised of three or more Independent Trustees. The Compensation Committee currently consists of Messrs. Josephs (Chairman), Lowenthal and Phillips.

    Nominating Committee.  The Nominating Committee was established by the Board in 1997 and is responsible for recommending criteria for membership on the Board; soliciting potential Board candidates when there is a need to fill a current or future Board position; proposing to the full Board recommendations to fill vacant positions on the Board; and considering and recommending to the full Board the types and functions of Board committees. The Nominating Committee is required to be comprised of three or more Independent Trustees. The Nominating Committee currently consists of Messrs. Brinkerhoff (Chairman), Josephs and Kearney. The Nominating Committee has adopted the policy that it will consider nominees recommended by shareholders. Any such nominations should be submitted to the Nominating Committee through a written recommendation addressed to the Secretary of the Company.

    Finance Committee.  The Finance Committee of the Board (the "Finance Committee") was established by the Board in 1997 and is responsible for reviewing management proposals and making recommendations to the Board regarding matters related to the debt and equity capitalization of the Company, dividend policy and other finance matters. The Finance Committee currently consists of Messrs. May (Chairman), Kearney and Lowenthal.

    During 2000, 13 meetings of the Board of Trustees were held, four meetings of the Audit Committee were held, seven meetings of the Compensation Committee were held, one meeting of the Nominating Committee was held and no meetings of the Finance Committee were held. All trustees attended at least 75%, in the aggregate, of the number of meetings of the Board of Trustees and the committees of which they were members during their periods of service as trustees and committee members during 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's trustees and executive officers, and holders of 10% or more of the outstanding Common Shares, to file an initial report of ownership (Form 3) and reports of changes of ownership (Forms 4 and 5) of Common Shares with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon a review of these filings and written representations from the Company's trustees and executive officers that no other reports were required, the Company notes that the following Section 16(a) reports related to 2000 were delinquent: Richard A. May, the Company's Chairman of the Board and Chief Executive Officer, reported on Form 5 one transaction that should have been reported on an earlier Form 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of Common Shares as of March 31, 2001 by (1) each trustee and trustee nominee, (2) each of the Named Executive Officers, (3) all trustees and executive officers of the Company as a group and (4) each other person who is known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Shares. Unless otherwise indicated in a footnote, all such Common Shares are owned directly, and the indicated person has sole voting and investment power.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percentage Beneficially Owned
Morgan Stanley Dean Witter & Co. (2)	2,499,619	14.9%
1585 Broadway
New York, NY 10036
Fortis Benefits Insurance Co. (3)	1,025,000	6.1%
One Chase Manhattan Plaza
New York, NY 10005
Raymond M. Braun (4)	256,402	1.5%
James J. Brinkerhoff	—	*
Matthew S. Dominski	—	*
James Hicks (5)	223,266	1.3%
Patrick R. Hunt (6)	282,391	1.7%
Daniel E. Josephs (7)	79,356	*
Daniel P. Kearney (8)	16,500	*
Edward Lowenthal (9)	35,630	*
Richard A. May (10)	715,080	4.2%
Donald E. Phillips (11)	59,580	*
Richard L. Rasley (12)	334,960	2.0%
All trustees, trustee nominees and executive officers as a group (11 persons) (13)	2,003,165	11.6%

*
Less than 1%

(1)
All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act.

(2)
As reported in a Schedule 13G filed with the Commission on February 8, 2001 by Morgan Stanley Dean Witter & Co., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 ("MSDW"), and Morgan Stanley Dean Witter Investment Management Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 ("MSIM"), (i) MSDW has shared voting power as to 1,909,119 Common Shares and shared dispositive power as to 2,494,619 Common Shares, and (ii) MSIM has shared voting power as to 1,897,200 Common Shares and shared dispositive power as to 2,482,700 Common Shares. Also includes options exercisable within 60 days of March 1, 2000 to purchase 5,000 Common Shares, which options were granted to a former trustee of the Company as trustee compensation and assigned by such trustee to MSIM.

(3)
Based on the most recent Schedule 13D on file with the Commission. Includes options exercisable within 60 days of March 31, 2001 to purchase 25,000 Common Shares, which options were granted to Mr. Brinkerhoff as trustee compensation and assigned by Mr. Brinkerhoff to Fortis Benefits Insurance Company ("FBIC"), the parent company of his employer.

(4)
Includes options exercisable within 60 days of March 31, 2001 to purchase 83,127 Common Shares.

(5)
Includes options exercisable within 60 days of March 31, 2001 to purchase 88,450 Common Shares.

(6)
Includes options exercisable within 60 days of March 31, 2001 to purchase 87,500 Common Shares.

(7)
Includes options exercisable within 60 days of March 31, 2001 to purchase 34,000 Common Shares.

(8)
Includes options exercisable within 60 days of March 31, 2001 to purchase 15,000 Common Shares.

(9)
Includes options exercisable within 60 days of March 31, 2001 to purchase 25,000 Common Shares.

(10)
Includes options exercisable within 60 days of March 31, 2001 to purchase 163,591 Common Shares.

(11)
Includes options exercisable within 60 days of March 31, 2001 to purchase 20,000 Common Shares.

(12)
Includes options exercisable within 60 days of March 31, 2001 to purchase 85,575 Common Shares.

(13)
Includes options exercisable within 60 days of March 31, 2001 to purchase an aggregate of 602,243 Common Shares.

EXECUTIVE COMPENSATION

Compensation of Trustees

    Members of the Board of Trustees and committees thereof who are not employees of the Company ("Non-Employee Trustees") receive an annual retainer fee of $13,000 plus fees of $1,000 for each day on which they attend a meeting of the Board of Trustees in person, $500 for each day on which they attend a meeting of a committee of the Board of Trustees in person and $250 for each day on which they participate telephonically in a meeting of the Board of Trustees or a committee thereof. The Company reimburses each Non-Employee Trustee for expenses incurred in attending meetings. In addition, Non-Employee Trustees currently are eligible to be granted annual options to purchase up to 5,000 Common Shares under the Amended and Restated Option Plan for Independent Trustees (the "Trustee Plan") at a price equal to the fair market value of the Common Shares as of the end of each fiscal year. As compensation for services performed during 2000, each of Messrs. Brinkerhoff, Josephs, Kearney, Lowenthal and Phillips received an option to purchase 5,000 Common Shares at an exercise price of $17.09 per share. Such options were exercisable when granted and will expire on the earlier of December 31, 2010 or six months after a trustee is removed by the shareholders for cause pursuant to the Company's Declaration of Trust. Mr. Brinkerhoff assigned his share purchase options to FBIC.

    During the period of 30 days after any "change in control," a person entitled to exercise an option granted under the Trustee Plan may elect to require the Company to purchase all or any portion of such option at a purchase price equal to the difference between the fair market value and the option exercise price. For purposes of the Trustee Plan, a "change in control" means (i) certain consolidations or mergers of the Company; (ii) certain sales of all or substantially all of the assets of the Company; (iii) the filing of a Schedule 13D or Schedule TO under the Exchange Act disclosing that any person had become the beneficial owner of 20% or more of the issued and outstanding shares of voting securities of the Company; (iv) certain filings of reports or proxy statements with the Commission; or (v) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Trustees cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new member of the Board of Trustees was approved by a vote of at least two-thirds of the members of the Board of Trustees then still in office at the beginning of any such period.

    If Proposal No. 3, the proposal to approve the Amended Plan, is approved at the Annual Meeting, the Trustee Plan will terminate and the Non-Employee Trustees will participate in the Amended Plan effective as of the Annual Meeting as described herein under the caption "Summary of the Amended Plan—Awards to Non-Employee Trustees" in Proposal No. 3. The definition of "change in control" in the Amended Plan has been updated to reflect current law and practice and to conform the definition to that applicable to the Company's other executive compensation arrangements. These changes will not affect any awards to Non-Employee Trustees outstanding as of the Annual Meeting but will apply to future option and other incentive compensation awards made to Non-Employee Trustees.

    As cash compensation for their services in 2000, the Non-Employee Trustees earned the following amounts: Mr. Brinkerhoff, $24,250; Mr. Josephs, $26,000; Mr. Kearney, $22,250; Mr. Lowenthal, $24,750; and Mr. Phillips, $27,000. Mr. Brinkerhoff assigned the cash compensation earned for such services to FBIC.

Summary Compensation Table

    The table below sets forth the summary compensation of the Chief Executive Officer and the four other most highly paid executive officers of the Company (the "Named Executive Officers") based on the aggregate compensation paid to such officers in 2000.

Long-Term Compensation
Annual Compensation ($)
					Restricted Share Awards($)(2)	Securities Underlying Options(3)	All Other Compensation ($)(4)
Name and Principal Position	Year	Salary	Bonus	Other(1)
Richard A. May Chief Executive Officer	2000 1999 1998	285,000 248,063 236,250	285,000 248,063 162,422	9,708 — —	447,909 — —	— 34,700 34,700	9,331 13,026 11,636
Patrick R. Hunt President	2000 1999 1998	238,471 227,115 216,300	238,471 227,115 148,706	8,123 — —	374,790 — —	— 31,950 31,950	11,913 12,804 7,968
Richard L. Rasley Executive Vice President	2000 1999 1998	144,703 137,813 131,250	115,763 110,250 72,188	4,929 — —	227,422 — —	— 19,450 19,450	4,493 4,709 6,700
Raymond M. Braun Chief Investment Officer	2000 1999 1998	170,730 137,813 131,250	165,000 137,813 90,234	5,620 — —	259,314 — —	— 19,450 19,450	10,133 5,753 7,860
James Hicks Chief Financial Officer	2000 1999 1998	163,855 137,813 131,250	132,000 110,250 72,188	5,620 — —	259,314 — —	— 19,450 19,450	5,663 5,723 7,896

(1)
Pursuant to the Incentive Plan, the Board of Trustees granted restricted shares to the Named Executive Officers during the second quarter of 2000 as described below. However, the Board intended the Named Executive Officers to receive the equivalent of the dividends on such restricted shares for the entire year. The amount represents cash compensation authorized by the Board of Trustees equivalent to the first quarter dividend that would have been paid with respect to the restricted shares had the grant been made as of January 1, 2000.

(2)
Pursuant to the Incentive Plan, in 2000, the Board of Trustees granted Messrs. May, Hunt, Rasley, Braun and Hicks 28,552, 23,891, 14,497, 16,530 and 16,530 restricted Common Shares, respectively. The restricted shares vest ten years from the date of grant or upon a change in control in the event the officer is still employed by the Company, or may vest earlier in 2001, 2002 and 2003 in the event certain performance objectives are met. Based upon the Company's performance in 2000, one-sixth of such restricted shares have vested as of March 31, 2001. The value of the restricted Common Shares as determined by reference to the closing price of the Common Shares on the NYSE Composite Tape on the effective date of the grant, was $15.69 per share. As of December 31, 2000, based on the closing price of the Common Shares on the NYSE Composite Tape on December 29, 2000, the value of the restricted Common Shares held by Messrs. May, Hunt, Rasley, Braun and Hicks was $496,091, $415,106, $251,885, $287,209 and $287,209, respectively. Dividends will be paid on all restricted Common Shares held by the Named Executive Officers.

(3)
Options to purchase Common Shares ("Options") granted during 1998 and 1999 were issued at exercise prices greater than or equal to the fair market value of Common Shares on the dates of grant. Fair market value has been determined by reference to the closing price of the Common Shares on the NYSE Composite Tape on the effective date of the grant. Options granted under the Incentive Plan expire upon the earliest of (i) ten years following the date of grant, (ii) one year after the termination of the optionee's employment due to death or disability or (iii) three months after the termination of the optionee's employment for any other reason. One-third of the Options granted in 1998 became exercisable on November 18, 1999 and 2000, respectively, and the remaining one-third of the Options granted in 1998 become exercisable on November 18, 2001. One-third of the Options granted in 1999 became exercisable on November 19, 2000 and the remaining two-thirds of the Options granted in 1999 become exercisable to the extent of one-third of the shares covered thereby on November 19, 2001 and 2002, respectively. All such Options become exercisable in full upon a change in control of the Company.

(4)
These amounts represent payments made by the Company for financial planning services and group life and health insurance premiums.

Option/SAR Grants in Fiscal 2000

    No options or SARs were granted by the Company to the Named Executive Officers during 2000.

Aggregated Option Exercises in Fiscal 2000 and Fiscal Year-End Option/SAR Values

    The following table sets forth information concerning all share purchase options exercised during fiscal 2000 and unexercised share purchase options held at the end of that fiscal year by the Named Executive Officers.

			Number of Underlying Unexercised Options at 12/31/00		Value of Unexercised In-the-Money Options/SARS at 12/31/00 (1)
	Shares Acquired on Exercise (#)
Name		Value Realized($)	Exercisable (# of Shares)	Unexercisable (# of Shares)	Exercisable ($ Value)	Unexercisable ($ Value)
Richard A. May	16,198	22,272	163,591	34,700	197,069	69,400
Patrick R. Hunt	14,000	15,541	87,500	28,400	84,162	59,906
Richard L. Rasley	9,874	13,578	85,575	19,450	102,063	38,900
Raymond M. Braun	84,886	118,112	83,564	19,450	97,903	38,900
James Hicks	—	—	88,450	19,450	106,016	38,900

(1)
Value based on the per share closing price of the Common Shares of $17.375 on December 29, 2000, as reported on the NYSE Composite Tape, minus the exercise price.

Employment Agreements

    The Company and each of the Named Executive Officers are parties to certain employment agreements (the "Employment Agreements"). Pursuant to the Employment Agreements, each of the Executive Officers has agreed to serve as an executive officer of the Company for a specified term, which for Messrs. May and Hunt is through June 30, 2003, and for Messrs. Rasley, Hicks and Braun is through June 30, 2002. However, the term of the Employment Agreements for Messrs. May and Hunt is automatically extended for an additional year commencing on the date two years prior to the termination date of such agreements. The term of the Employment Agreements for Messrs. Rasley, Hicks and Braun will be automatically extended for an additional year commencing on the date that is one year prior to the termination date of such agreements. Each of the Named Executive Officers has agreed to refrain from engaging in certain defined competitive activities for a one-year period following any termination for which he has received a payment under his Employment Agreement.

    Each Employment Agreement provides for compensation to be paid to the respective Named Executive Officer under four different scenarios. First, if the Named Executive Officer's employment is terminated for any reason other than for cause, his death or his permanent disability, or if he terminates his employment for "Good Reason," the Named Executive Officer will be entitled to receive a lump sum payment equal to two times the sum of: (1) his highest base pay for any period prior to the termination of his employment and (2) his most recent bonus percentage multiplied by such annual base pay. In addition, for a period of 12 months following any such termination, the Company will continue to provide the Named Executive Officer with employee benefits that are substantially similar to those he was receiving or entitled to receive prior to such termination. Second, if the Named Executive Officer's employment is terminated due to his permanent disability, the Named Executive Officer will be entitled to receive a lump sum payment equal to two times the sum of: (1) his highest base pay for any period prior to the termination of his employment and (2) his most recent bonus percentage multiplied by such annual base pay. In addition, for a period of 24 months following any such termination, the Company will continue to provide the Named Executive Officer with employee benefits that are substantially similar to those he was receiving or entitled to receive prior to such date. Third, if the Named Executive Officer's employment is terminated due to his death, his estate will be entitled to receive a lump sum payment equal to two times the sum of: (1) the Named Executive Officer's highest base pay for any period prior to the termination of his employment and (2) his most recent bonus percentage multiplied by such annual base pay. Fourth, in the event there has been a "Change in Control," if the Named Executive Officer's employment is terminated for any reason other than for cause, including as a result of the Named Executive Officer's death or permanent disability, during a 12-month severance period following any such Change in Control, each of Messrs. Rasley, Braun and Hicks will be entitled to receive a lump sum payment equal to two times, and each of Messrs. May and Hunt will be entitled to receive a lump sum payment equal to three times, the sum of: (1) his highest base pay for any period prior to the termination of his employment and (2) an amount equal to the product of such base pay multiplied by the greater of (a) a fraction, the numerator of which is the average of the aggregate amounts of incentive pay earned by the executive during each of the three then most recently completed fiscal years of the Company, and the denominator of which is the average of base pay (as in effect for each of the three then most recently completed fiscal years of the Company), or (b) a fraction, the numerator of which is the aggregate amount of incentive pay earned by the executive during the most recently completed fiscal year of the Company (or any successor thereto) and the denominator of which is the executive's base pay (as in effect for the most recently completed fiscal year of the Company or any successor thereto). In addition, for a period of 12 months following the termination of his employment, the Company will continue to provide the Named Executive Officer with employee benefits that are substantially similar to those he was receiving or entitled to receive prior to such termination. Any payments made by the Company pursuant to such Employment Agreements will be increased, or "grossed up," as required in the event the contractual payments to any of the Named Executive Officers become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 (the "Code").

    "Good Reason" is defined in the Employment Agreements as (1) the executive's resignation or retirement is requested by the Company other than for cause; (2) any significant change in the nature or scope of the executive's duties or level of authority and responsibility; (3) any reduction in the executive's applicable total compensation or benefits other than a reduction in compensation or benefits applicable to substantially all of the Company's employees; (4) a breach by the Company of any other material provision of the Employment Agreement; or (5) a reasonable determination by the executive that, as a result of a Change in Control and a change in circumstances thereafter significantly affecting the executive's position, the executive is unable to exercise the prior level of the executive authority and responsibility. A "Change in Control" is deemed to occur under the Employment Agreements if (i) any person becomes the beneficial owner of 50% or more of the outstanding Common Shares, (ii) during any 24-month period, individuals who at the beginning of such period constitute the Board of Trustees (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Trustees; provided, however, that any individual becoming a trustee during such period whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened contest for the election of trustees (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any successor rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Trustees, (iii) certain consolidations or mergers of the Company occur, (iv) certain sales, leases, exchanges or other transfers of all, or substantially all, of the assets of the Company occur or (v) the Company files a report or proxy statement with the Securities and Exchange Commission stating that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction.

Limited Purpose Employee Loan Program

    The Company has established the Limited Purpose Employee Loan Program (the "Employee Loan Program") for the purpose of attracting and retaining certain key employees by facilitating their ability to participate in the Incentive Plan. Under the Employee Loan Program, the Compensation Committee has authorized the Company to make loans and loan guarantees to, or for the benefit of any employee of the Company to facilitate the ability to participate in the Incentive Plan. Under the Employee Loan Program, subject to certain limitations that became effective as of March 1, 1998, employees may borrow to fund up to 100% of (1) the cost of exercising share purchase options held by the employee or (2) individual income tax obligations which may arise as a result of aspects of the implementation of the Company's long-term incentive plans. Such loans bear interest payable quarterly at a fixed interest rate equal to the Company's rate under a specified portion of the Company's secured debt, are recourse to the employees and are secured by a pledge of the shares acquired by the employee through this program. Such loans expire on (i) the earlier of the fifth anniversary of the loan date and (ii) the date that is 60 days following the termination of employment. As of December 31, 2000, employees had acquired an aggregate of approximately 1,400,000 Common Shares through this program with aggregate outstanding loan amounts of approximately $20.1 million due the Company.

    Mr. May borrowed $259,168 in 2000 under the Employee Loan Program, all of which was outstanding at December 31, 2000. The proceeds of Mr. May's loan were used to pay the purchase price for options covering 16,198 Common Shares. Mr. Hunt borrowed $227,709 in 2000 under the Employee Loan Program, all of which was outstanding at December 31, 2000. The proceeds of Mr. Hunt's loan were used to pay the purchase price for options covering 14,000 Common Shares. Mr. Rasley borrowed $158,000 in 2000, all of which was outstanding at December 31, 2000. The proceeds of Mr. Rasley's loan were to pay the exercise price for options covering 9,875 Common Shares. Mr. Braun borrowed $1,356,782 in 2000, all of which was outstanding at December 31, 2000. The proceeds of Mr. Braun's loan were to pay the exercise price for options covering 84,886 Common Shares and withholding taxes related to the vesting of certain previously granted restricted shares.

    The following table summarizes the borrowings made by the Named Executive Officers during 2000:

Name	Total Borrowings During 2000	Amount Outstanding as of December 31, 2000	Shares Acquired with the Proceeds of the Employee Loans
Richard A. May	$259,168	$259,168	16,198
Patrick R. Hunt	$227,709	$227,709	14,000
Richard L. Rasley	$158,000	$158,000	9,875
Raymond M. Braun	$1,356,782	$1,356,782	84,886
James Hicks	—	—	—

Compensation Committee Interlocks and Insider Participation

    The Compensation Committee currently consists of Messrs. Josephs (Chairman), Lowenthal and Phillips. None of the members of the Compensation Committee is or has ever been an officer or employee of the Company or had any other relationship with the Company, except as a member of the Board of Trustees and as a shareholder.

Compensation Committee Report on Executive Compensation

    During 2000, the Compensation Committee was comprised of Messrs. Josephs (Chairman), Lowenthal and Phillips. The Board of Trustees has delegated to the Compensation Committee the authority to determine the compensation of the Company's executive officers and other key management employees. The Compensation Committee's primary objective is to ensure that the Company's compensation policies attract, motivate and retain qualified managers in a manner consistent with maximization of shareholder value. The Company's compensation is structured philosophically on a "pay for performance" foundation and thus recognizes the desirability of compensation directed specifically to motivate and reward executive managers for achieving both short- and long-term performance objectives. Compensation is comprised of three major components: base salary, incentive bonus and equity-based incentives, which include share purchase options and restricted shares.

Base Salary

    Base salaries are determined in the context of an individual's responsibilities and competitive benchmarking. Base salaries are reviewed annually and adjusted on the basis of individual performance and competitive considerations. In making base salary adjustments, the Compensation Committee considers an individual's performance, especially the effective discharge of assigned responsibilities and the leadership and motivation provided to subordinates. In making salary decisions for 2000, the Compensation Committee considered the effects of inflation and certain subjective criteria, including the Compensation Committee's evaluation of each executive officer's performance of his duties.

    In 2000, the Company offered an annual incentive bonus compensation program for the executive officers that was designed to motivate short-term performance. The executive officers were entitled to an annual incentive bonus based upon (1) the relationship of the Company's actual funds from operations ("FFO") compared to budgeted FFO for the 2000 fiscal year; and (2) the individual's attainment of personal objectives. Seventy-five percent of each executive officer's bonus was to be determined with reference to the FFO component and the remaining 25% of the bonus was to be determined with reference to personal goal attainment. Personal goals generally specified attainment of particular objectives or management responsibilities for the executive officer. The Compensation Committee believes that the relatively heavy weight assigned to attainment of the Company's budgeted FFO was appropriate in the light of the priority of maximizing shareholder value and the desirability of emphasizing teamwork in the management of the Company.

    Under the 2000 incentive compensation program, each executive officer was assigned "threshold," "target" and "maximum" bonuses that were a fixed percentage of base salary. These percentages were

25%, 50% and 100%, respectively, for Messrs. May, Hunt and Braun; and 20%, 40% and 80%, respectively, for Messrs. Rasley and Hicks. Each executive officer was entitled to receive at least 75% of the designated bonus percentage based upon the Company's achievement of certain FFO levels established by the Compensation Committee. If the threshold FFO level was not met, no bonus would be paid; if the threshold FFO level but not the target FFO level was met, the threshold bonus would be paid; and if the target FFO level was met or exceeded, the target bonus would be paid and the bonus would be increased on a linear basis up to the maximum based upon a scale established by the Compensation Committee. In 2000, the Compensation Committee determined that based upon the FFO attained by the Company, the maximum level had been reached. In addition, the Compensation Committee concluded that each of the executive officers had met their personal objectives. Therefore, the Compensation Committee determined that each executive officer should receive an amount equal to his respective maximum bonus.

Share Purchase Option and Restricted Share Grants

    The Compensation Committee seeks to ensure that the executive officers of the Company focus attention on long-term objectives, including maximization of value for shareholders. The Compensation Committee believes that share purchase options and restricted shares are appropriate compensation tools to motivate and reward executive managers for long-term performance. The Compensation Committee believes that the growth of the Company's FFO relative to an established peer group over a multiple year period is an appropriate measure of performance by the management group. In 2000, the Compensation Committee granted an aggregate of 200,000 restricted Common Shares to executive officers which that vest in ten years, or earlier in increments upon the attainment of certain performance objectives related to the growth of the Company's FFO relative to an established peer group. See "Executive Compensation—Summary Compensation Table."

Compensation of Chief Executive Officer

    Mr. May's salary compensation as reported under "Executive Compensation—Summary Compensation Table" for 2000 was $285,000, which was 15% higher than the corresponding amount reported for 1999. In making such determination, the Compensation Committee considered, among other things, competitive benchmarking and the Company's performance in the preceding twelve-month period compared to budgeted performance.

    Mr. May participated in the annual incentive bonus compensation program and his target bonus was 50% of his base salary. Consistent with the approach described above regarding incentive bonuses for other executive officers, Mr. May received a bonus payout for 2000 equal to 100% of his base salary. Mr. May also received 28,552 performance-based restricted Common Shares, one-sixth of which have vested based upon the Company's 2000 performance. See "Executive Compensation— Summary Compensation Table."

Limitations on Deductibility

    In 1993, changes were made to the federal corporate income tax law that limit the ability of public companies to deduct compensation in excess of $1 million paid annually to each of the chief executive officer and the other four most highly compensated executive officers. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Compensation Committee and approved by the Company's shareholders. It is the Compensation Committee's policy to seek to qualify executive compensation for deductibility where practicable and to the extent that such policy is consistent with the Company's overall objectives in attracting, motivating and retaining its executives. The Company believes that, based upon current compensation levels, compensation paid in 2000 should be fully deductible.

The Compensation Committee During 2000

    Daniel E. Josephs (Chairman)
    Edward Lowenthal
    Donald E. Phillips

Performance Graph

    The following graph compares the percentage change in the cumulative return on the Common Shares with that of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the National Association of Real Estate Investment Trusts Equity Index (the "NAREIT Equity Index") at May 8, 1997 (the first day the Common Shares were listed on the NYSE) and the last day of each calendar quarter subsequent to May 8, 1997. The graph assumes a $100 investment and reinvestment of dividends.

	5/8/97	6/30/97	9/30/97	12/31/97
Great Lakes REIT	$100.00	$108.00	$126.36	$131.63
S&P 500 Index	100.00	107.89	115.45	118.50
NAREIT Equity Index	100.00	107.94	120.70	122.81
	3/31/98	6/30/98	9/30/98	12/31/98
Great Lakes REIT	$132.28	$121.78	$118.19	$113.57
S&P 500 Index	134.35	138.25	123.99	149.83
NAREIT Equity Index	122.24	116.63	104.36	101.31
	3/31/99	6/30/99	9/30/99	12/31/99
Great Lakes REIT	$107.02	$122.13	$115.40	$112.33
S&P 500 Index	156.82	167.35	156.38	179.12
NAREIT Equity Index	96.43	106.15	97.62	96.63
	3/31/00	6/30/00	9/30/00	12/31/00
Great Lakes REIT	$120.38	$137.62	$142.98	$148.47
S&P 500 Index	182.70	177.33	175.13	160.96
NAREIT Equity Index	98.95	109.37	117.73	122.11

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    For the years ending December 31, from 1995 through 2000, the Company selected Ernst & Young LLP as its independent auditors. There are no affiliations between the Company and Ernst & Young LLP, its partners, associates or employees, other than as pertain to its engagement as independent auditors. Subject to the ratification of the Company's shareholders, the Board has reappointed Ernst & Young LLP, a certified public accounting firm, as independent auditors for the Company for the year ending December 31, 2001. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make an independent statement if he desires to do so. The representative is expected to be available to respond to appropriate shareholder questions.

    Shareholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Fees Billed to the Company by Ernst & Young LLP During Fiscal 2000

    Audit Fees:  Audit fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $69,500.

    Financial Information Systems Design and Implementation Fees:  The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

    All Other Fees:  Fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax-related services totaled $74,663.

Vote Required

    The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

    The Board recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ended December 31, 2001.

Audit Committee Report

    The Audit Committee is comprised of three Independent Trustees and operates under a written charter adopted by the Board of Trustees, which is included as Appendix A to this Proxy Statement. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

    The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

    The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal year 2000.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 previously filed with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

The Audit Committee During 2000

  Donald E. Phillips (Chairman)
  Daniel E. Josephs
  Daniel P. Kearney

PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED GREAT LAKES REIT EQUITY AND PERFORMANCE INCENTIVE PLAN

General

    The Incentive Plan has afforded the Board and the Compensation Committee the ability to offer a variety of compensatory awards designed to advance the interests and long-term success of the Company by encouraging share ownership among key employees and, correspondingly, increasing their personal involvement with the future of the Company. In order to continue to enhance the Company's ability to attract and retain officers and key employees, the Board adopted the Amended Plan on February 28, 2001, subject to approval by the Company's shareholders at the Annual Meeting. There are three principal reasons for amending and restating the Incentive Plan at this time. The first is to increase the number of shares available under the Incentive Plan and extend the life of the Incentive Plan as described below. The second is to provide for awards to Non-Employee Trustees under the Incentive Plan instead of maintaining the separate Trustee Plan. The third is to provide express authorization for electronic documentation of awards. In addition, several other changes were made to update and improve the Incentive Plan. The Company also at this time is seeking shareholder reapproval of the material terms of the performance goals under the Incentive Plan in order to comply with the requirement under Section 162(m) of the Code that such terms be reapproved every five years.

    A summary of the principal proposed changes is set forth below, followed by a summary description of the entire Amended Plan. The full text of the Amended Plan is annexed to this Proxy Statement as Appendix B, and the following summaries are qualified in their entirety by reference to Appendix B. Capitalized terms used in the following summaries that are not otherwise defined have the meanings assigned to those terms in Appendix B.

    The Trustee Plan was originally approved in 1992 and was amended in 1994 and the Incentive Plan was originally approved at the Company's 1997 annual meeting of shareholders.

Summary of Changes

    Available Shares.  The Amended Plan increases the number of Common Shares available by 1,000,000 Common Shares. The Incentive Plan authorized the issuance of an aggregate of 2,250,000 Common Shares. As of March 31, 2001, 2,217,500 of these shares had been issued under the Incentive Plan, 1,047,900 Common Shares were subject to outstanding awards and 32,500 Common Shares were available for future awards. As of March 31, 2001, based on the closing price of the Common shares on the NYSE Composite Tape on March 30, 2001, the value of the Common Shares underlying the rights to be granted under the Amended Plan was $16.93 per share.

    Awards to Non-Employee Trustees.  The Amended Plan provides for awards to Non-Employee Trustees, and the separate Trustee Plan, which was originally approved in 1992, would terminate if the Amended Plan is approved at the Annual Meeting. The Trustee Plan authorized the issuance of an aggregate of 1,000,000 Common Shares. As of March 31, 2001, 944,410 shares had been issued under the Trustee Plan, 129,000 shares were subject to outstanding awards and 55,590 shares were available for future awards.

    Electronic Documentation.  The Incentive Plan provided that each award would be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the participant, setting forth the terms and conditions of the award. The Amended Plan provides that the awards may be evidenced by any "Evidence of Award," which is defined in the Amended Plan as an agreement, certificate, resolution or other type of writing approved by the Board, setting forth the terms and conditions of the award. The Amended Plan expressly provides that an Evidence of Award may be in electronic medium, may be limited to a notation on the books of the Company and need not be signed.

    Termination.  The Incentive Plan provided that no grant (other than the automatic grant of Reload Options) be made ten years after the date the Incentive Plan was first approved by shareholders. The Amended Plan extends this term to ten years from the date of the approval of the Amended Plan at the Annual Meeting.

Summary of the Amended Plan

    Shares Available Under the Amended Plan.  Subject to adjustment as provided in the Amended Plan, the number of Common Shares that may be issued or transferred (1) upon the exercise of Option Rights or Appreciation Rights, (2) as Restricted Shares and released from substantial risks of forfeiture thereof, (3) as Deferred Shares, (4) in payment of Performance Shares or Performance Units that have been earned, (5) as awards to Non-Employee Trustees or (6) in payment of dividend equivalents paid with respect to awards made under the Amended Plan shall not exceed in the aggregate 1,088,090 shares (55,590 of which were approved in 1994, 32,500 of which were approved in 1997 and 1,000,000 of which are being added by the Amended Plan), plus any shares relating to awards that expire or are forfeited or cancelled. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under the Amended Plan only the net number of Common Shares actually issued or transferred by the Company.

    The aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options ("ISO") shall not exceed 1,088,090 shares. Further, no participant shall be granted Option Rights for more than 500,000 Common Shares during any calendar year, subject to adjustments as provided in the Amended Plan. In no event shall any participant in any calendar year receive more than 500,000 Appreciation Rights, 500,000 Restricted Shares, 500,000 Deferred Shares or receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000, subject to adjustments as provided in the Amended Plan.

    Eligibility.  Officers and key employees of the Company and its subsidiaries may be selected by the Board to receive benefits under the Amended Plan. In addition, Non-Employee Trustees will be eligible for discretionary grants of Option Rights as described below under the heading "Awards to Non-Employee Trustees." Currently, approximately 45 officers and key employees of the Company and its subsidiaries are eligible to participate in the Amended Plan. This number is subject to change.

    Option Rights.  Option Rights may be granted which entitle the optionee to purchase Common Shares at a price not less than the market value at the date of grant. The option price is payable (1) in cash at the time of exercise; (2) by the transfer to the Company of nonforfeitable unrestricted Common Shares owned by the optionee having a value at the time of exercise equal to the option price; (3) by surrender of any other award under the Amended Plan having a value at the time of exercise equal to the option price; or (4) a combination of such payment methods. The Amended Plan would permit the exercise of Option Rights by means of the delivery of previously owned Common Shares in partial satisfaction of the exercise price and the successive re-delivery of the shares so obtained to satisfy the exercise price of additional Option Rights until the grant has been fully exercised.

    The Board has the authority to specify at the time Option Rights are granted that Common Shares will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the Amended Plan does not require any such holding period and would permit immediate sequential exchanges of Common Shares at the time of exercise of Option Rights. Any grant of an Option Right may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

    Any grant may provide for the automatic grant of additional Option Rights ("Reload Option Rights") to an optionee upon the exercise of Option Rights using Common Shares as payment. Any Reload Option Rights may cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon exercise in payment of the option price or to meet any tax withholding obligations. The Reload Option Rights may have an option price that represents the same or greater percentage of thc current market value per share at the time of exercise of the Option Rights that the option price of the Option Rights represented of the market value per share at the time such Option Rights were granted. Depending on the limitations, if any, imposed by the Board at the time of grant, Reload Option Rights with such a discount feature would permit an optionee, by delivery of previously owned Common Shares upon successive exercises of Reload Option Rights, to reduce or eliminate the amounts payable upon original exercise of the Option Rights.

    The Board may, at or after the date of grant of any Option Rights (other than the grant of an ISO), provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that such equivalents be credited against the option price.

    No Option Right may be exercisable more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before to Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights. Option Rights must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Amended Plan, as the Board may approve.

    Appreciation Rights.  Appreciation Rights provide optionees an alternative means of realizing the benefits of Option Rights. An Appreciation Right is a right, exercisable by surrender of the related Option Right, to receive from the Company an amount equal to 100 percent, or such lesser percentage as the Board may determine, of the spread between the option price and the current value of the Common

Shares underlying the option. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof, and may either grant to the optionee or retain in the Board the right to elect among those alternatives. Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights. Appreciation Rights must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Amended Plan, as the Board may approve.

    Restricted Shares.  A grant of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of Common Shares in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Board may determine.

    Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for at least three years. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions are to continue. The Board may provide for a shorter period during which the forfeiture provisions are to apply in the event of a Change in Control of the Company or other similar transaction or event.

    Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives. Restricted Shares must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Amended Plan, as the Board may approve.

    Deferred Shares.  A grant of Deferred Shares constitutes an agreement by the Company to deliver Common Shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify. During the Deferral Period, the participant has no right to transfer any rights under his or her award and no right to vote such Shares, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of award.

    Deferred Shares must be subject to a Deferral Period of at least one year, as determined by the Board at the date of the award, except that the Board may provide for a shorter Deferral Period in the event of a Change in Control or other similar transaction or event. Deferred Shares must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Amended Plan, as the Board may approve.

    Performance Shares and Performance Units.  A Performance Share is the equivalent of one Common Share and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units, subject to the limitations set forth under Available Shares. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period shall be a period of time not less than one year, except in the case of a Change in Control or other similar transaction or event, if the Board shall so determine. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Board in cash, Common Shares or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Shares on a current, deferred or contingent basis. Performance Shares and Performance Units must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Amended Plan, as the Board may approve.

    Management Objectives.  The Amended Plan requires that the Board establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a Covered Employee, shall be based on specified levels of or growth in one or more of the following criteria: (1) cash flow/net assets ratio; (2) debt/capital ratio; (3) return on total capital; (4) return on equity; (5) FFO; (6) FFO per share growth; (7) revenue growth; and (8) total return to shareholders. If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Code. In such case, the Board may not make any modification of the Management Objectives or minimum acceptable level of achievement.

    Awards to Non-Employee Trustees.  The Board may, in its discretion, authorize the granting to Non-Employee Trustees of Option Rights and may also authorize the grant or sale of Restricted Shares to Non-Employee Trustees. Non-Employee Trustees are not eligible to receive any other awards under the Amended Plan.

    Each such Option Right will become exercisable in full immediately upon the grant. Each such Option Right granted under the Amended Plan will expire ten years from the date of the grant, unless subject to earlier termination pursuant to the Amended Plan.

    In the event of the termination of service on the Board by the holder of any such Option Rights, including by reason of disability or death, the then outstanding Option Rights of such holder may be exercised only to the extent that they were exercisable on the date of such termination and will expire on their stated termination date.

    If a Non-Employee Trustee subsequently becomes an employee of the Company or a subsidiary while remaining a member of the Board, any Option Rights held at that time will not be affected.

    Option Rights may be exercised by a Non-Employee Trustee only by payment in full of the Option Price. Such payment may be in cash, in Common Shares previously owned by the trustee for more than six months, or a combination of both. Each grant may provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using

Common Shares. Reload Option Rights will cover up to the number of Common Shares surrendered to the Company upon any such exercise in payment of the Option Price. Reload Options may have an Option Price that is no less than that which represents the same percentage of the market value per share at the time of exercise of the Option Rights that the per share Option Price represented of the market value per share at the time the Option Rights being exercised were granted and will be on such other terms as may be specified by the directors, which may be the same or different from those of the original Option Rights.

    Each grant or sale of Restricted Shares to Non-Employee Trustees will be upon terms and conditions as described above.

    Administration and Amendments.  The Amended Plan is to be administered by the Board, except that the Board has the authority under the Plan to delegate any or all of its powers under the Plan to a committee (or subcommittee thereof) consisting of not less than three Non-Employee Trustees within the meaning of Rule 16b-3 under the Exchange Act and who are "outside directors" within the meaning of Section 162(m) of the Code.

    The Board is authorized to interpret the Amended Plan and related agreements and other documents. The Board may make awards to employees under any or a combination of all of the various categories of awards that are authorized under the Amended Plan, or in its discretion, make no awards. The Board may amend the Amended Plan from time to time without further approval by the shareholders of the Company except where required by applicable law or the rules and regulations of a national securities exchange. The Company reserves authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

    The Board may provide for special terms for awards to participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

    Transferability.  Except as otherwise determined by the Board, no Option Right or Appreciation Right or other derivative security is transferable by an optionee except, upon death, by will or the laws of descent and distribution. If, however, the optionee is not a trustee or officer of the Company, transfer may be made to a fully revocable trust of which the optionee is treated as the owner for federal income tax purposes. Except as otherwise determined by the Board, Option Rights and Appreciation Rights are exercisable during the optionee's lifetime only by him or her. Notwithstanding the above, the Board may provide for transferability of awards under the Amended Plan if such provision would not disqualify the exemption for other awards under Rule 16b-3 under the Exchange Act.

    The Board may specify at the Date of Grant that part or all of the Common Shares that are (1) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (2) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of the Amended Plan, shall be subject to further restrictions on transfer.

    Adjustments.  The maximum number of shares that may be issued and delivered under the Amended Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events. In the event of any such transaction or event the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Amended Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Amended Plan as the Board may determine appropriate to reflect any transaction or event described above.

    Change in Control.  A definition of "Change in Control" is included in the Amended Plan, which is attached hereto as Appendix B. This definition has been updated to reflect current law and practice and to conform the definition to that applicable to the Company's other executive compensation arrangements.

    Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the Amended Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants must also make such arrangements as the Company may require for the payment of any withholding tax obligations that may arise in connection with the disposition of shares acquired upon the exercise of Option Rights. In no event, however, may the Company accept Common Shares for the payment of taxes in excess of required tax withholding rates with respect to any grant made on or after July 1, 2000. However, in the discretion of the Board, a participant or such other person may surrender Common Shares owned for more than six months to satisfy any tax obligations resulting from any such transaction.

    Governing Law.  The Amended Plan and all awards granted and actions taken thereunder will be governed by the internal substantive laws of Maryland.

    Amended Plan Benefits.  It is not possible to determine specific amounts that may be awarded in the future under the Amended Plan. The Board has made awards to certain executive officers named in the Summary Compensation Table and certain other key employees during fiscal 2000 and through February 28, 2001, which are described in this Proxy Statement under the caption "Executive Compensation—Summary Compensation Table."

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Plan based on Federal income tax laws in effect on January 1, 2001. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

    Non-qualified Stock Options.  In general, (1) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (2) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

    Incentive Stock Options.  No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If Common Shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

    If Common Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

    Appreciation Rights.  No income will be recognized by a participant in connection with the grant of a tandem Appreciation Right or a free-standing Appreciation Right. When the Appreciation Right is exercised, the participant nominally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received on the exercise.

    Restricted Shares.  The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

    Deferred Shares.  No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

    Performance Shares and Performance Units.  No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received.

Tax Consequences to the Company or Subsidiary

    To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Vote Required

    The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required for approval of the Amended Plan, provided that the number of votes cast represents more than 50% of the outstanding Common Shares.

    The Board recommends a vote "FOR" the approval of the Amended and Restated Great Lakes REIT Equity and Performance Incentive Plan.

PROPOSAL 4.  SHAREHOLDER PROPOSAL ON THE INDEPENDENCE OF THE CHAIRMAN OF THE BOARD OF TRUSTEES

    A shareholder proposal is included in this Proxy Statement. The Company is advised that the proposal will be presented for action at the Annual Meeting. The proposed resolution and the statement made in support thereof are presented below. The name and address of the shareholder submitting the proposal, as well as the number of Common Shares held by such shareholder, will be furnished to any person requesting the information.

  The Board of Trustees recommends a vote "AGAINST" the Shareholder Proposal.

Shareholder Proposal

    Resolved: That the shareholders of Great Lakes REIT (the Company) recommend that the Board of Trustees take steps necessary to amend the Company's Bylaws to require that the Board's Chairperson be an Independent Trustee. For purposes of this proposal, the shareholders further recommend that the term "Independent Trustee" means a Trustee who: (i) has not been employed by the Company in an executive capacity within the last five years; (ii) is not, and is not affiliated with a company that is, an advisor or consultant to the Company; (iii) is not affiliated with a significant customer or supplier of this of this Company; (iv) has no personal services contract(s) with the Company; (v) is not affiliated with a not-for-profit entity that receives significant contributions from the Company; (vi) within the last five years, has not had any business relationship with the company (other than service as a Trustee) for which the Company has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission; (vii) is not employed by a public company at which an executive officer of the Company serves as a Trustee: (viii) has not had a relationship described in (i) through (vii) above with any affiliate of the Company; and (ix) is not a member of the immediate family of any person described in (i) through (viii) above. This provision may only be amended by the affirmative vote of the holders of the outstanding common share of the Company.

Shareholder's Supporting Statement

    How important is the Board of Trustees? We believe that the Board—and most particularly its Chairperson—is of paramount importance. This is why we are sponsoring this proposal which urges the Board to amend the Company's Bylaws so that the Board's leader will be a person who is independent of the Company and its officers. Through this proposal, we seek to promote strong, objective leadership on the Board.

    A Board of Trustee must formulate corporate policies and monitor management's implementations of their policies. The Chairperson is responsible for leading the Board in these tasks and ensuring that Trustees are given the information necessary to perform their duties. In our view, when the Board's Chairperson is also an officer, employee or otherwise closely related to the Company's management, it is difficult to objectively perform this monitoring and evaluation function. We believe that an independent Chairperson would best ensure that the interests of shareholders are served, rather than the interest of management.

    The benefits of independent trustees are generally well accepted. The New York Stock Exchange, for example, requires that at least two members of the board of a listed company, and all members of the company's audit committee, must meet the Exchange's standards of independence. The Investment Company Act of 1940 (the Law that governs the activities of investment companies) also includes an independent trustee provision, generally requiring investment company boards to be comprised of at least 40 percent "disinterested" trustees.

    We urge you to vote "FOR" this proposal.

Statement In Opposition To Shareholder Proposal (Proposal No. 4)

    Your Board of Trustees recommends a vote "AGAINST" the above proposal for the reasons set forth below:

    The Board of Trustees supports the objective of Board independence. For this reason the Company's Bylaws have always required that a majority of the Trustees be individuals who are not officers or employees of the Company ("Independent Trustees"). Currently, five of the seven trustees are Independent Trustees. In addition, the charters of the Audit, Compensation and Nominating Committees of the Board of Trustees require that the membership of those committees be comprised solely of Independent Trustees. Accordingly, Independent Trustees currently are required to direct or conduct many of the most demanding inquiries of management and Company performance.

    Nonetheless, the Board of Trustees believes that it is appropriate for the Board to have the flexibility to select a Chairman of the Board who also serves as an officer of the Company if the Board determines that the selection of such an individual is in the best interests of the Company and its shareholders. For example, the Chief Executive Officer, with daily responsibilities to the Company and contact with all officers of the Company, has access to a range of information on a daily basis regarding the details of Company performance, industry activities and trends. The Board of Trustees currently believes that having a Chairman who also serves as the Chief Executive Officer provides the Board with the following benefits: the ability to grasp the critical issues that must be addressed by the Board of Trustees; an understanding of the timing within which such decisions relating to such issues must be made; and effective leadership of the Board in its consideration of the important issues facing the Company.

    The Board of Trustees believes that the interests of shareholders in strong objective leadership and participation in the governance of the Company by Independent Trustees are best served by the existing provisions of the Company's Bylaws. In the view of the Board of Trustees, requiring the Chairman to be an Independent Trustee would not serve the overall objective of promoting responsive governance and would unnecessarily limit the flexibility of the Board of Trustees to select the person it believes to be best qualified for the Chairman of the Board position. Accordingly, the Board of Trustees recommends a vote "AGAINST" the Shareholder Proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Pursuant to the Employee Loan Program, an aggregate principal amount of $14,416,072 in loans made to the Named Executive Officers by the Company was outstanding at December 31, 2000. Such loans bear interest, payable quarterly, at the interest rate of borrowings under the one of the Company's fixed rate mortgage loans. See "Executive Compensation—Limited Purpose Employee Loan Program" for a description of such loans.

OTHER MATTERS

    The Board of Trustees knows of no other business that will be presented at the Annual Meeting for a vote. Because the Company did not receive by March 17, 2001 notice of any other matter intended to be raised by a shareholder, proxies will be voted in respect of any other matters as may properly come before the Annual Meeting in accordance with the recommendation of the Board of Trustees or, if no such recommendation is given, in the discretion of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    Any proposal of a shareholder intended to be presented at the Company's 2002 annual meeting of shareholders (the "2002 Meeting"), which the Company's Bylaws require be held in May 2002, and to be considered for inclusion in the Company's proxy and proxy statement related to the 2002 Meeting must be received by the Secretary of the Company by December 19, 2001. Any shareholder intending to propose any matter at the 2002 Meeting but not intending for the Company to include the matter in its proxy statement must notify the Company between March 2, 2002 and April 1, 2002 of such proposal. If the Company does not receive such notice by April 1, 2002, the notice will be considered untimely. The Company's proxy for the 2002 Meeting will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any such matter of which the Company does not receive notice between March 2, 2002 and April 1, 2002.

    Any shareholder wishing to submit a proposal at the 2002 Meeting must also comply with certain provisions of the Company's Declaration of Trust and Bylaws (collectively, the "Charter Documents"). The Charter Documents require written notice of any such proposal (and certain other information) to be delivered to the Secretary of the Company generally not earlier than 90 days or later than 60 days in advance of the date of the previous year's meeting. The Company will provide (without charge) a copy of the Charter Documents to any holder of record of Common Shares.

    Notices regarding shareholder proposals and requests for copies of the Charter Documents should be directed to: Secretary, Great Lakes REIT, 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                      By Order of the Board of Trustees,

                      Richard L. Rasley,
                       SECRETARY

THE ANNUAL REPORT OF GREAT LAKES REIT
FOR THE YEAR ENDED DECEMBER 31, 2000
WAS MAILED TO ALL SHAREHOLDERS ON OR ABOUT APRIL 18, 2001.

APPENDIX A

GREAT LAKES REIT
AUDIT COMMITTEE CHARTER
(AS RESTATED NOVEMBER 2, 2000)

Function of the Committee

    The Committee will assist the Company's Board of Trustees in fulfilling the Board's oversight responsibilities relating to accounting for the financial position and results of operations of Great Lakes REIT (the "Company"), as well as such other matters as may from time to time be specifically delegated to the Committee by the Board.

    While the Committee has the powers and responsibilities set forth in this Charter and the Company's Declaration of Trust, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the independent auditor. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the independent auditor or to assure compliance with laws or the Company's corporate compliance program or code of ethics.

Composition of the Committee

    Requirements.  The Committee will consist of at least three Board members. Each member of the Committee must be independent of management and free from any relationship with the Company that would interfere with the exercise of independent judgment as a Committee member. In determining independence, the Board will observe the requirements of Rules 303.01 and 303.02 of the NYSE Listed Company Manual.

    Each member of the Committee must be financially literate or must become financially literate within a reasonable period of time after appointment to the Committee. The Board will determine, in its business judgment, whether a trustee meets the financial literacy requirement.

    At least one member of the Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment.

    Appointment.  The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof.

Independent Auditor

    The independent auditor for the Company is ultimately accountable to the Board and the Committee. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. Alternatively, the Committee and the Board may nominate the independent auditor to be proposed for shareholder approval in any proxy statement.

Responsibilities of the Committee

    The Committee will:

    1.  Recommend Independent Auditors:  Recommend to the Board annually, and at other appropriate times, the firm to be retained as the Company's independent auditors.

    2.  Review Independence of Independent Auditors:  In connection with recommending the firm to be retained as the Company's independent auditors, consider the fees proposed by the firm and the information provided by management and the independent auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the independent auditors.

    The Committee is responsible for (1) ensuring that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, (2) actively engaging in dialogue with the independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor and (3) recommending that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

    3.  Review Audit Plan:  Review with the independent auditors their plans for, and the scope of, their annual audit and other examinations.

    4.  Conduct of Audit:  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

    5.  Review Audit Results:  Review with the independent auditors the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake.

    6.  Review Financial Statements:  Review with appropriate officers of the Company and the independent auditors the annual and quarterly financial statements of the Company prior to public release thereof.

    7.  Review Risk Exposure:  Inquire of management and the independent auditors regarding significant risks or exposures, and assess the steps management has taken to minimize such risks and exposures to the Company.

    8.  Review Accounting Principles and Estimates:  Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the Company's accounting principles and the clarity of the financial disclosures; and inquire of the independent auditors regarding their reasoning in accepting or questioning management's significant estimates, changes or proposed changes in accounting principles, and disclosure practices management employs for new transactions or events.

    9.  Provide for Discussions without Management:  Provide sufficient opportunity at all meetings of the Committee for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial personnel, and the cooperation which the independent auditors received during the course of the audit.

    10.  Review Systems of Internal Accounting Controls:  Review with the independent auditors, the senior accounting executive, the General Counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting procedures and structures and the Company's policies and compliance procedures with respect to business practices.

    11.  Review Recommendations of Independent Auditors:  Review with the senior accounting executive and the appropriate members of the accounting department recommendations made by the independent auditors and the senior accounting executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

    12.  Securities Exchange Act:  Obtain assurance from the independent auditor that Section 10A of the Securities Exchange Act has not been implicated.

    13.  Review Other Matters:  Review such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company, and such legal and regulatory matters that may have a material effect on the financial statements as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

    14.  Board Reports:  Report its activities to the Board in such manner and at such times as it deems appropriate.

Meetings of the Committee

    The Committee shall meet at least four times annually, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the independent auditors and others in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

Consultants

    The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Company's expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

Annual Report

    The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, a report for inclusion in the Company's proxy or information statement relating to the annual meeting of security holders at which trustees are to be elected that complies with the requirements of the federal securities laws.

Annual Review of Charter

    The Committee will review and reassess, with the assistance of management, the independent auditors and outside legal counsel, the adequacy of the Committee's charter at least annually.

APPENDIX B

GREAT LAKES REIT
EQUITY AND PERFORMANCE INCENTIVE PLAN
(AS AMENDED AND RESTATED AS OF FEBRUARY 28, 2001)

    1.  Purpose.  The purpose of the Equity and Performance Incentive Plan (as amended and restated as of February 28, 2001) (this "Plan") is to attract and retain trustees, officers and key employees for Great Lakes REIT, a Maryland real estate investment trust (the "Company"), and to provide to such persons incentives and rewards for superior performance.

    2.  Definitions.  As used in this Plan,

    "Annual Meeting" means the annual meeting of shareholders of the Company.

    "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

    "Board" means the Board of Trustees of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 15 of this Plan, such committee (or subcommittee).

    "Change in Control" shall have the meaning provided in Section 12 of this Plan.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    "Common Shares" means common shares of beneficial interest, par value $.01 per share, in the Company or any security into which such shares of beneficial interest may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

    "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

    "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto) and shall also include the date on which a grant of Option Rights to a Non-Employee Trustee becomes effective pursuant to Section 9 of this Plan.

    "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

    "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

    "Evidence of Award" means an agreement, certificate, resolution or other type of writing or other evidence approved by the Board which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Performance Units, Performance Shares, Restricted Shares, Deferred Shares or other awards. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

    "Exercise Price" means the price payable upon exercise of a Free-Standing Appreciation Right.

    "Free-Standing Appreciation Right" means an Appreciation Right not granted in tandem with an Option Right.

    "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

    "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the subsidiary, division, department, region or function within the Company or any subsidiary of the Company in which the Participant is employed. The Management Objectives may be made relative to the performance of other trusts or corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

  1.
  cash flow/net assets ratio;

  2.
  debt/capital ratio;

  3.
  return on total capital;

  4.
  return on equity;

  5.
  funds from operations;

  6.
  funds from operations per share growth;

  7.
  revenue growth; and

  8.
  total return to shareholders.

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

    "Market Value per Share" means, as of any particular date, the closing sale price per Common Share on the national securities exchange on which the Common Shares are then listed as of such date, the final reported bid side price per Common Share on national automated quotation system on which the Common Shares are then quoted as of such date or, if the Common Shares are not then listed or quoted, Common Shares as determined by the Board.

    "Non-Employee Trustee" means a trustee of the Company who is not an employee of the Company or any subsidiary of the Company.

    "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

    "Option Price" means the purchase price payable on exercise of an Option Right.

    "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

    "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a trustee, officer or key employee of the Company or any one or more of its subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Trustee who receives an award of Option Rights pursuant to Section 9 of this Plan; provided, however, that for purposes of Sections 4, 5, 7 and 8 of this Plan, Participant shall not include such Non-Employee Trustee.

    "Performance Period" means, with respect to a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

    "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

    "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

    "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

    "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 or Section 9 has expired.

    "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

    "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Exercise Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

    "Tandem Appreciation Right" means an Appreciation Right granted in tandem with an Option Right.

    "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of trustees of the Company.

    3.  Shares Available Under the Plan.  (a) Subject to adjustment as provided in Section 11 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards to Non-Employee Trustees or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan, shall not exceed in the aggregate 1,088,090 shares (55,590 of which were approved in 1996; 32,500 of which were approved in 1997; and 1,000,000 of which are being added by this Amendment and Restatement) plus any shares relating to awards that expire or are forfeited or cancelled. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Company.

      (b) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 1,088,090 shares, subject to adjustments as provided in Section 11 of this Plan. Further, no Participant shall be granted Option Rights for more than 500,000 Common Shares during any calendar year, subject to adjustments as provided in Section 11 of this Plan.

      (c) Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

      (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive more than 500,000 Appreciation Rights, subject to adjustments as provided in Section 11 of this Plan.

      (e) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive more than 500,000 Restricted Shares or 500,000 Deferred Shares, subject to adjustments as provided in Section 11 of this Plan.

      (f)  Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000.

    4.  Option Rights.  The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

      (a) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

      (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

      (c) Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares owned by the Optionee (or other consideration authorized pursuant to subsection (d) below) having a value at the time of exercise equal to the total Option Price or (iii) by a combination of such methods of payment.

      (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this paragraph, the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights or (iii) the stated value of Performance Units surrendered.

      (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

      (f)  Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in paragraph (d) above. Reload Option Rights shall cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is no less than that which represents the same percentage of the Market Value per Share at the time of exercise of the Option Rights that the per share Option Price represented of the Market Value per Share at the time the Option Rights being exercised were granted and shall be on such other terms as may be specified by the Trustees, which may be the same as or different from those of the original Option Rights.

      (g) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

      (h) Each grant shall specify the period or periods (if any) of continuous service by the Optionee with the Company or any subsidiary of the Company following the grant that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event.

      (i)  Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

      (j)  Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify or (iii) combinations of the foregoing.

      (k) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

      (l)  The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

      (m) No Option Right shall be exercisable more than ten years from the Date of Grant.

      (n) Each grant of Option Rights shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

    5.  Appreciation Rights.  (a) The Board may also authorize the granting to any Optionee of Tandem Appreciation Rights with respect to Option Rights granted hereunder at any time prior to the exercise or termination of such related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

      (b) The Board may also authorize the granting to any Participant of Free-Standing Appreciation Rights. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

      (c) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

       (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

      (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

      (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods and shall provide that no Appreciation Right may be exercised except at a time when the related Option Right (if applicable) also is exercisable and at a time when the Spread is positive.

      (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

      (v) Each grant of Appreciation Rights shall be evidenced by an Evidence of Award that shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

      (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

    6.  Restricted Shares.  The Board may also authorize the grant or sale to Participants of Restricted Shares. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

      (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

      (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

      (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject, except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event, for a period of not less than three years to be determined by the Board at the Date of Grant, to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code.

      (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

      (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each grant may specify with respect to such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

      (f)  Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

      (g) Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award that shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

    7.  Deferred Shares.  The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

      (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

      (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

      (c) Each such grant or sale shall be subject to a Deferral Period of not less than one year, as determined by the Board at the Date of Grant except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event.

      (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

      (e) Each grant or sale of Deferred Shares shall be evidenced by an Evidence of Award containing such terms and provisions, consistent with this Plan, as the Board may approve.

    8.  Performance Shares and Performance Units.  The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

      (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee.

      (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than one year, except in the event of a Change in Control or other similar transaction or event, if the Board shall so determine) commencing with the Date of Grant (as shall be determined by the Board at the time of grant).

      (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives that, if achieved, will result in payment or early payment of the award, and each grant may specify with respect to such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

      (d) Each grant shall specify a minimum acceptable level of achievement with respect to the specified Management Objectives below which no payment will be made and shall set forth a formula for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

      (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

      (f)  Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

      (g) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

      (h) Each grant of Performance Shares or Performance Units shall be evidenced by an Evidence of Award containing such other terms and provisions, consistent with this Plan, as the Board may approve.

    9.  Awards to Non-Employee Trustees.  The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Trustees of options to purchase Common Shares and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors.

      (a) Each grant of Option Rights awarded pursuant to this Section 9 shall be evidenced by an Evidence of Award, and shall be subject to the following additional terms and conditions:

       (i) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

      (ii) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

      (iii) Each grant shall specify the period or periods (if any) of continuous service on the Board by the holder of such Option Rights following the grant that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or even. No Option Right may be exercisable more than ten years from the Date of Grant.

      (iv) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability or death as set forth in paragraph (d) hereof, the then outstanding Option Rights of such holder may be exercised only to the extent that they were exercisable on the date of such termination.

      (v) In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder may be exercised only to the extent that they were exercisable on the date of such death or disability, but in no event after the expiration date of the term of such Option Rights.

      (vi) If a Non-Employee Trustee subsequently becomes an employee of the Company or a subsidiary of the Company while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

     (vii) Option Rights may be exercised by a Non-Employee Trustee only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Shares previously owned by the optionee for more than six months, or in a combination of cash and such Common Shares.

     (viii) Each grant may provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares. Reload Option Rights shall cover up to the number of Common Shares surrendered to the Company upon any such exercise in payment of the Option Price. Reload Options may have an Option Price that is no less than that which represents the same percentage of the market Value per Share at the time of exercise of the Option Rights that the per share Option Price represented of the Market Value per Share at the time the Option Rights being exercised were granted and shall be on such other terms as may be specified by the Trustees, which may be the same as or different from those of the original Option Rights.

      (b) Each grant or sale of Restricted Shares pursuant to this Section 9 shall be upon terms and conditions consistent with Section 6 of this Plan.

    10. Transferability.  (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution, except (in the case of a Participant who is not a Trustee or officer of the Company) to a fully revocable trust of which the Optionee is treated as the owner for federal income tax purposes. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative. Notwithstanding the foregoing, the Board in its sole discretion, may provide for transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

      (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

    11. Adjustments.  The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any share dividend, share split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan and in the number of Option Rights to be granted automatically pursuant to Section 9 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11.

    12. Change in Control.  For purposes of this Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

      (a) the Company is merged, consolidated or reorganized into or with another corporation or other legal person and, as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding voting stock of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Power immediately prior to such transaction;

      (b) the Company sells, liquidates, dissolves or otherwise transfers all or substantially all of its assets to one or more persons or entities in a single transaction or a series of related transactions other than a transfer or sale to an entity other than an entity with respect to which a majority of the combined voting power of the then-outstanding voting stock of such entity immediately after such sale, liquidation, dissolution or transfer is held in the aggregate by the holders of Voting Power immediately prior to such sale, liquidation, dissolution or transfer;

      (c) there is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), as promulgated in each case pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (a "Person") has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 50% or more of the combined voting power of the then-outstanding Voting Power;

      (d) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

      (e) if, during any period of 24 consecutive months, individuals who at the beginning of any such period constitute the trustees of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for the purposes of this clause (e) each trustee who is first elected (or first nominated for election by the Company's shareholders) by a vote of at least two-thirds of the Trustees of the Company then still in office who were Trustees of the Company at the beginning of any such period will be deemed to have been a Trustee of the Company at the beginning of such period, but excluding any such Trustee whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-1 of the Exchange Act) with respect to the election or removal of Trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

  Notwithstanding the foregoing provisions of subsections (c) and (d) above, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for the purposes of subsection (c) or (d) solely because (1) the Company, (2) a subsidiary of the Company or (3) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any subsidiary of the Company either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of Voting Power in excess of 50% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

    13. Fractional Shares.  The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

    14. Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligations that may arise in connection with the disposition of shares acquired upon the execution of Option Rights. In no event, however, shall the Company accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Committee, a Participant or such other person may surrender Common Shares owned for more than six months to satisfy any tax obligations resulting from any such transaction.

    15. Administration of the Plan.  (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof), consisting of not less than three Non-Employee Trustees appointed by the Board of Trustees, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. A majority of the committee (or subcommittee thereof) shall constitute a quorum, and the action of the members of the committee (or subcommittee thereof) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee thereof).

      (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

    16. Governing Law.  The Plan and all awards granted and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Maryland.

    17. Amendments, Etc.  (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment that must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

      (b) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

      (c) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a subsidiary of the Company to the Participant.

      (d) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units that have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

      (e) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any subsidiary of the Company, nor shall it interfere in any way with any right the Company or any subsidiary of the Company would otherwise have to terminate such Participant's employment or other service at any time.

      (f)  To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

    18. Termination.  No grant (other than an automatic grant of Reload Option Rights) shall be made under this Plan more than 10 years after February 28, 2001, subject to approval by the shareholders of the Company at the 2001 Annual Meeting, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

PROXY
GREAT LAKES REIT

The undersigned shareholder of Great Lakes REIT, a Maryland real estate investment trust (the "Company"), hereby appoints Richard A. May and Richard L. Rasley as proxies for the undersigned, with the full power of substitution in each of them, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 31, 2001 at 10:00 a.m., Central Time, at the University building on the McDonald's Corporation Office Campus, 2815 Jorie Boulevard, Oak Brook, Illinois, and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting, and at any and all adjournments or postponements thereof, upon the following matters that are more fully described in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting. The votes entitled to be cast by the undersigned will be cast in the manner directed below. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast for each of the nominees for Trustee; for the proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2001; for the proposal to approve the Company's Amended and Restated Equity and Performance Incentive Plan and the increase of 1,000,000 in the share reservation thereunder, against the shareholder proposal, if presented, to recommend that the Board of Trustees take steps necessary to amend the Company's Bylaws to require that the Board's Chairperson be an Independent Trustee; and in the discretion of the proxy holder on any other matter that may come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THE REVERSE SIDE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting data. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

 VOTE BY MAIL -
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Great Lakes REIT, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
123,456,789,012.00000
CONTROL NUMBER	101010101010
ACCOUNT NUMBER	1234567890123456789

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: / /x    GREATR    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREAT LAKES REIT                02    1010101010    215141786821

1.	ELECTION OF TRUSTEES
	01) Richard A. May 02) James J. Brinkerhoff 03) Matthew S. Dominski 04) Patrick R. Hunt 05) Daniel E. Josephs 06) Daniel P. Kearney 07) Donald E. Phillips	For All / /	Withhold All / /	For All Except / /	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Vote On Proposals

		For	Against	Abstain
2.	Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2001	/ /	/ /	/ /
3.	Proposal to approve the Company's Amended and Restated Equity and Performance Incentive Plan and the increase of 1,000,000 in the share reservation thereunder.	/ /	/ /	/ /
4.	Shareholder proposal, if presented, to recommend that the Board of Trustees take the steps necessary to amend the Company's Bylaws to require that the Board's Chairperson be an Independent Trustee.	/ /	/ /	/ /
5.	To vote and otherwise represent the undersigned upon such other matters as may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holders.	/ /	/ /	/ /

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	P30240	Signature (Joint Owners) Date	123,456,789,012 390752103 2

QuickLinks

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
FEDERAL INCOME TAX CONSEQUENCES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING
APPENDIX A GREAT LAKES REIT AUDIT COMMITTEE CHARTER (AS RESTATED NOVEMBER 2, 2000)
APPENDIX B GREAT LAKES REIT EQUITY AND PERFORMANCE INCENTIVE PLAN (AS AMENDED AND RESTATED AS OF FEBRUARY 28, 2001)